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FOR IMMEDIATE RELEASE

                  NETWORK COMMERCE ANNOUNCES ALAN KOSLOW, CHIEF
                FINANCIAL OFFICER AND GENERAL COUNSEL, PLANS TO
                               LEAVE THE COMPANY

     RECENTLY RECRUITED STEPHEN SMITH, VICE PRESIDENT OF FINANCE TO BECOME INTERIM CFO; COMPANY RETAINS HEIDRICK & STRUGGLES FOR RECRUITMENT OF NEW
                                      CFO

SEATTLE - DECEMBER 8, 2000 - Network Commerce Inc. (Nasdaq: NWKC), the global technology infrastructure and services company, today announced that Alan Koslow, the company's chief financial officer and general counsel, plans to resign his position effective December 31, 2000. Koslow will remain with the company until January 31, 2001 in a transitional role.

Stephen Smith, the company's recently recruited vice president of finance, will serve as interim chief financial officer while the company conducts a search for Koslow's successor. Smith has more than 18 years of business management and finance experience, including holding CFO and other senior management positions at companies including Oracle Corporation, Asterion.com, Horizon Air, and Deloitte and Touche.

The company has retained Heidrick & Struggles, a prominent global executive search firm, to lead the search for a replacement. Heidrick & Struggles has recruited chief financial officers for companies including Amazon, Digimarc Corp., Key Tronic Corporation and Advanced Radio Telecom.

"Alan is a highly respected executive who has played an essential role in the development and success of Network Commerce," said Dwayne Walker, chairman and chief executive officer of Network Commerce. "We wish Alan well and appreciate his contributions to our success over the past two years."

"I am leaving Network Commerce to spend more time with my family and to pursue another business opportunity," said Koslow. "It's been quite an experience helping this company grow from a start-up to a public company."

"I'm looking forward to working with the finance team at Network Commerce as we progress toward our goal of reaching profitability in Q3 2001, less than 10 months from now," said Smith, vice president of finance and acting chief financial officer.

ABOUT NETWORK COMMERCE INC.
Established in 1994, Network Commerce Inc. (http://www.networkcommerce.com) is the global technology infrastructure and services company. Network Commerce provides a comprehensive technology and services platform including domain registration, hosting services, e-commerce services, wireless technology, and online marketplaces. Network


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Commerce's technology and services platform operates on the infrastructure of four data centers, more than 500 servers, and bandwidth of 400 megabits per second. Network Commerce is headquartered in Seattle with offices in California, Georgia and the United Kingdom.

FORWARD LOOKING STATEMENTS:
CERTAIN STATEMENTS IN THIS ANNOUNCEMENT, INCLUDING STATEMENTS CONCERNING WHEN WE EXPECT TO ACHIEVE PROFITABILITY, THE AMOUNT OF FUTURE REVENUES, LOSSES, AND EXPENSE CUTS, AND OUR PLANS, INTENTIONS AND EXPECTATIONS, CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AS AMENDED. FORWARD-LOOKING STATEMENTS ARE BASED ON THE OPINIONS AND ESTIMATES OF MANAGEMENT AT THE TIME THE STATEMENTS ARE MADE AND ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THE FORWARD-LOOKING STATEMENTS. THE WORDS "BELIEVE," "EXPECT," "INTEND," "ANTICIPATE," VARIATIONS OF SUCH WORDS AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS BUT THEIR ABSENCE DOES NOT MEAN THAT THE STATEMENT IS NOT FORWARD-LOOKING. THESE STATEMENTS ARE NOT GUARANTIES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE OF THIS ANNOUNCEMENT. FACTORS THAT COULD AFFECT NETWORK COMMERCE'S ACTUAL RESULTS INCLUDE, AMONG OTHERS, THE FACTORS DESCRIBED IN NETWORK COMMERCE'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2000. NETWORK COMMERCE INC. UNDERTAKES NO OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT NEW INFORMATION, EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS RELEASE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

PRESS CONTACTS:
Rita Brautigam, Network Commerce Inc., (206) 223-1996, ritab@networkcommerce.com Matt Gillingham, APCO Worldwide, (206) 972-2596, mgilling@apcoassoc.com

INVESTOR RELATIONS CONTACTS:
Elise Spencer, Network Commerce Inc., (877) 430-0131, ir@networkcommerce.com Stephen Smith, Network Commerce Inc., (877) 430-0131, ir@networkcommerce.com